UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 15, 2017

SHUTTLE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Maryland

(State or other jurisdiction of incorporation)

333-215027	46-1747648
(Commission File Number)	(IRS Employer Identification No.)

1 Research Court, Suite 450, Rockville, Maryland 20850

 (Address of principal executive offices and zip code)

(240) 403-4212
(Registrant’s telephone number including area code)

Former Name or Former Address (If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

When used in this Current Report on Form 8-K, unless otherwise indicated, the terms “the Company,” “Shuttle,” “we,” “us” and “our” refer to Shuttle Pharmaceuticals, Inc.

Item 8.01.	Other Events.

On August 15, 2017, the Company issued a press release announcing the establishment of an arrangement with Pola Pharma Inc. to license the U.S. rights for doranidazole, a hypoxic cell radiation sensitizer, for clinical development in treating cancers.

A copy of the Company’s press release dated August 15, 2017 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No	Description

99.1	Press Release Dated August 15, 2017,

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTLE PHARMACEUTICALS, INC.

Date: August 16, 2017	By:	/s/ Anatoly Dritschilo
Anatoly Dritschilo, M.D., Chief Executive Officer